UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 23, 2015 (November 20, 2015)
Date of Report (Date of earliest event reported)

MCORPCX, INC.
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2651
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 20, 2015, we appointed Daniel Carlson and Hugh Rogers to our board of directors to fill two new seats created as a result of an amendment to our bylaws, and appointed Giuseppe Perone as Secretary and Barry MacNeil as Chief Financial Officer replacing  Lynn Davison and Michael Hinshaw who resigned from those respective positions.

Daniel Carlson

Since September 2015, Mr. Carlson has been a member of the board of directors of Quantum Materials Corp., a nanotechnology company specializing in the design, development, production, and supply of high-heat resistant quantum dots located in San Marcos, Texas. Quantum Materials Corp. trades on the OTC Markets – OTCQB under the symbol QTMM and files reports with the Securities and Exchange Commission.  From December 2009 to July 2015, Mr. Carlson was chief financial officer for LIFE Power & Fuels, an energy prospecting and investment firm located in San Anselmo, California.  From July 2012 to July 2015, Mr. Carlson was chief financial officer for American Sands Energy Corp., a development stage company located in Salt Lake City, Utah that proposes to engage in the clear extraction of bitumen from oil sands in the Mountain West region of North America using proprietary technology.   Mr. Carlson was a member of the board of directors of American Sand Energy Corp. from February 2012 to July 2015.  American Sands Energy Corp. trades on the OTC Markets – Pink.  Form May 2010 to June 2011, Mr. Carlson was chief financial officer for Colombia Energy Resources Inc., a coal mining company located in San Anselmo, California.  Mr. Carlson was a member of the board of directors of Colombia Energy Resources Inc. from May 2010 to December 2011.  Colombia Energy Resources Inc. traded on the OTC Markets and filed reports with the Securities and Exchange Commission.  On March 29, 2013, Colombia Energy Resources file a Form 15 with the Securities and Exchange Commission and thereby terminated its reporting obligation.   Further, there is no current information available and FINRA members are no longer permitted to post quotations for Columbia Energy Resources Inc. pursuant to Reg. 15c2-11 of the Securities Exchange Act of 1934, as amended. From September 2008 to December 2012, Mr. Carlson was managing director of European American Equities, a broker-dealer located in New York City.  From June 2006 to September 2008, Mr. Carlson was managing director for Primary LLC, an investment banking firm located in New York City.  From September 2005 to June 2006, Mr. Carlson was a contributing editor for Dealflow Media, a research firm located in Petaluma, California.

Hugh Rogers

Since March 2015 Mr. Rogers has been a member of the board of directors and is the CEO of Coronado Resources Ltd., a junior power generation company with natural gas co-generation and hydroelectric power production in New Zealand. Coronado Resources Ltd. trades on three exchanges: TSXV, CSE, and OTCQX under the symbols CRD, CRD, and CRDAF respectively and files reports with the Canadian Securities Administrators and the United States Securities Exchange Commission. Since April 2015 he has been the VP Corporate Finance for 3D Signatures Inc., a private Canadian biotechnology company with a highly accurate digital platform for personalized diagnostics and prognostics for cancer and neurodegenerative disorders. From December 2012 to June 2013 Mr. Rogers was responsible for business development of Huldra Silver Inc., a mining and resource prospecting firm located in Vancouver, British Columbia.   From November 2011 to November 2012, Mr. Rogers was a self-employed corporate development consultant located in Vancouver, British Columbia.  From April 2011 to October 2011, Mr. Rogers was corporate counsel for Zimtu Capital Corp., a corporation that invests in mining and resources located in Vancouver British Columbia.  From May 2010 to March 2011, Mr. Rogers was self-employed as an attorney specializing in litigation.  From May 2009 to April 2010, Mr. Hughes was an Articled Student for Legal Services Society of British Columbia.  Mr. Rogers is an attorney licensed to practice law in British Columbia, and is an active member of The Law Society of British Columbia.  Mr. Rogers holds a B.Sc. degree from the University of British Columbia, and holds a Legum Baccalaureus (LLB) degree from University of New Brunswick.

Giuseppe Perone
Giuseppe (Pino) Perone was nominated as our Secretary because of his experience practicing as a corporate lawyer, and his legal experience in a variety of corporate and commercial matters. Mr. Perone is in the private practice of law in British Columbia and since December 2009 Mr. Perone has served as General Counsel for TAG Oil Ltd., an oil and gas exploration and production company headquartered in Vancouver British Columbia.  From September 2006 to November 2009 Mr. Perone served as General Counsel for DLJ Management Corp., a consulting company in Vancouver Canada and from September 2005 to August 2006 Mr. Perone served as an Articled Student with Lang Michener LLP.   Mr. Perone was a member of the board of directors for TAG Oil Ltd. From July 2007 to December 2009 and from December 2010 Mr. Perone has been the Secretary for TAG Oil Ltd.  TAG Oil Ltd. Trades on the TSXV exchange under the symbol TAO and also trades on the OTC-QX exchange under the symbol TAOIF and files reports with the Canadian Securities Administrators and the United States Securities Exchange Commission.  Mr. Perone was also a member of the board of directors for Coronado Resources Ltd. from August 2012 to March 2013 and served as the Secretary for Coronado Resources Ltd. from August 2012 until present. Coronado Resources Ltd. is a junior power generation company with natural gas co-generation and hydroelectric power production in New Zealand.  Coronado Resources Ltd. trades on three exchanges: TSXV, CSE, and OTCQX under the symbols CRD, CRD, and CRDAF respectively and files reports with the Canadian Securities Administrators and the United States Securities Exchange Commission. Mr. Perone obtained a B.A. with Distinction in Sociology from the University of Victoria in 2001 and an LL.B. from the University of Alberta in 2005, and has previously articled at the law firm of Lang Michener LLP (now McMillan LLP) in their Vancouver, British Columbia office. Mr. Perone is also an active member of the Law Society of British Columbia and is licensed to practice law in British Columbia.

Barry MacNeil
Barry MacNeil was appointed as Chief Financial Officer due to his more than 20 years of accounting experience in public and private practice. Since March 2015 Mr. MacNeil has served as Controller for TAG Oil Ltd., an oil and gas exploration and production company headquartered in Vancouver British Columbia.  From August 2012 Mr. MacNeil has served as CFO of Coronado Resources, a junior power generation company with natural gas co-generation and hydroelectric power production in New Zealand.  TAG Oil Ltd. Trades on the TSXV exchange under the symbol TAO and also trades on the OTC-QX exchange under the symbol TAOIF and files reports with the Canadian Securities Administrators and the United States Securities Exchange Commission. Coronado Resources Ltd. trades on three exchanges: TSXV, CSE, and OTCQX under the symbols CRD, CRD, and CRDAF respectively and files reports with the Canadian Securities Administrators and the United States Securities Exchange Commission.  From October 2004 through March 2008, Mr. MacNeil served as a member of the board of directors, CFO and Secretary for Trans-Orient Petroleum Ltd., a company that invests in early-stage resource and technology companies.  Trans-Orient Petroleum Ltd.   Mr. MacNeil earned a degree in Financial Management from the British Columbia Institute of Technology.

During the past ten years, Messrs. Carlson, Rogers, Perone, and MacNeil have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from, or otherwise limiting, the following activities;

i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; or

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

4.	The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.	Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.	Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	The subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended, (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Contracts or Arrangements

We have not entered into any contracts or arrangements with Messrs. Carlson or Hughes with respect to compensation for serving as members of our board of directors or with Messrs Perone or MacNeil with respect to compensation for serving as Secretary and Chief Financial Officer respectively.

ITEM 9.01            EXHIBITS

3.2.1	Amended and Restated Bylaws
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McorpCX, INC.

Date:	November 23, 2015	By:	MICHAEL HINSHAW
		Name:	Michael Hinshaw
		Title:	President